UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2004

ASHWORTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18553 (Commission File Number)	84-1052000 (IRS Employer Identification No.)

2765 Loker Avenue West Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s telephone number, including area code: (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. Acquisition or Disposition of Assets
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

ITEM 2. Acquisition or Disposition of Assets.

     On July 6, 2004, Ashworth, Inc. completed the acquisition of all of the membership interests in Gekko Brands, LLC (the “Acquisition”), a leading designer, producer and distributor of headwear and apparel under The Game® and Kudzu® brands, pursuant to that certain Membership Interests Purchase Agreement entered into on July 6, 2004, by and among Ashworth Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Ashworth, Inc. and the selling members, identified therein. Ashworth intends that the operations of the newly acquired subsidiary will continue to focus on designing, producing and distributing headwear and apparel.

     The purchase price for the Acquisition was $24 million consisting of $23 million in cash and a $1 million promissory note. Up to an additional $6.5 million will be paid to the remaining members of Gekko Brands, LLC management if the subsidiary achieves specific EBIT and other operating targets over approximately the next four years or through Ashworth’s fiscal year 2008.

     In connection with the Acquisition, Ashworth entered into a new secured 5-year bank facility comprised of a $20 million term loan and a $35 million line of credit replacing its existing $55 million facility. To finance the cash purchase price of the Acquisition, Ashworth utilized the term loan together with part of the new line of credit.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired

     At the time of the filing of this current report on Form 8-K, it is not practical to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by an amendment to this current report, which amendment will be filed not later than 60 days after the date the initial report of the Acquisition must be filed.

(b) Pro Forma Financial Information

     At the time of the filing of this current report on Form 8-K, it is not practical to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed by an amendment to this current report, which amendment will be filed not later than 60 days after the date the initial report of the Acquisition must be filed.

(c) Exhibits

99.1	Membership Interests Purchase Agreement, dated July 6, 2004, by and among Ashworth Acquisition Corp. and the selling members, identified therein.*

99.2	Ashworth Acquisition Corp. Promissory Note in favor of W. C. Bradley Co.

99.3	Ashworth, Inc. Guaranty of Ashworth Acquisition Corp. Promissory Note in favor of W. C. Bradley Co.

99.4	Amended and Restated Lease Agreement, dated July 6, 2004, by and between 16 Downing, LLC as Lessor and Gekko Brands, LLC as Lessee.

99.5	Ashworth, Inc. Guaranty of Payments under the Amended and Restated Lease Agreement, dated July 6, 2004, by and between 16 Downing, LLC as Lessor and Gekko Brands, LLC as Lessee.

99.6	Form of Executive Employment Agreement by and between Gekko Brands, LLC and certain selling members.

* Portions of this Exhibit 99.1 have been omitted pursuant to a confidential treatment request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.
Date: July 21, 2004	By:	/s/ Terence W. Tsang
Terence W. Tsang
Executive VP, COO & CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Membership Interests Purchase Agreement, dated July 6, 2004, by and among Ashworth Acquisition Corp. and the selling members, identified therein.*

99.2	Ashworth Acquisition Corp. Promissory Note in favor of W. C. Bradley Co.

99.3	Ashworth, Inc. Guaranty of Ashworth Acquisition Corp. Promissory Note in favor of W. C. Bradley Co.

99.4	Amended and Restated Lease Agreement, dated July 6, 2004, by and between 16 Downing, LLC as Lessor and Gekko Brands, LLC as Lessee.

99.5	Ashworth, Inc. Guaranty of Payments under the Amended and Restated Lease Agreement, dated July 6, 2004, by and between 16 Downing, LLC as Lessor and Gekko Brands, LLC as Lessee.

99.6	Form of Executive Employment Agreement by and between Gekko Brands, LLC and certain selling members.

* Portions of this Exhibit 99.1 have been omitted pursuant to a confidential treatment request.